EXHIBIT 10.15

                     AMENDMENT TO STOCK PURCHASE OPTION

For good and valuable consideration the sufficiency of which is hereby acknowledged, the Stock Purchase Option granted by Global Med Technologies, Inc., formerly Global Data Technologies, Inc., ("Grantor") to LMU & Company ("LMU") and its successors and assigns pursuant to that certain agreement between LMU and the Grantor dated April 8, 1996 (Exhibit A thereto) is hereby amended as follows:

     The date December 1, 1996 set forth in the first paragraph of the Agreement is amended to January 31, 1997. All other terms and conditions of the Stock Purchase Option remain as originally stated.

                              GLOBAL MED TECHNOLOGIES, INC.



Date:  November 14, 1996      By   /s/   Michael I Ruxin
                                -------------------------------------
                                    Michael I. Ruxin, an Officer



Accepted and Agreed to

LMU & COMPANY


By    /s/ L. Michael Underwood
   -------------------------------
     L. Michael Underwood
     President